INVESCO VARIABLE INVESTMENT FUNDS, INC.
                      INVESCO VIF - TELECOMMUNICATIONS FUND

                 Supplement to Prospectus dated August 31, 1999

The section of the Fund's Prospectus entitled "Investment Goals And Strategies" is amended to delete the words "Above-average" from the fourth sentence of the fourth paragraph.

The date of this Supplement is September 10, 1999.